Exhibit 99.1

For Immediate Release
February 26, 2016

PNM Resources Reports Fourth Quarter and Year-End Results
2016 Earnings Guidance Affirmed, Conference call set for 11 a.m. Eastern today

PNM Resources (In millions, except EPS)

	Q4 2015	Q4 2014	YE 2015	YE 2014
GAAP net earnings	$(91.4)	$19.0	$15.6	$116.3
GAAP diluted EPS	$(1.15)	$0.24	$0.20	$1.45
Ongoing net earnings	$18.7	$19.5	$131.5	$119.6
Ongoing diluted EPS	$0.23	$0.24	$1.64	$1.49

(ALBUQUERQUE, N.M.) - PNM Resources (NYSE: PNM) today released the company’s 2015 fourth quarter and year-end earnings results. In addition, management affirmed its 2016 consolidated ongoing earnings guidance of $1.55 to $1.76 per diluted share.

“In 2015, PNM Resources delivered a solid financial performance and achieved success in critical areas while navigating significant challenges,” said Pat Vincent-Collawn, PNM Resources’ chairman, president and CEO. “The progress we are making supports our ongoing commitment to better serve our customers and our continued focus on securing constructive outcomes on key regulatory matters, as in the BART case. Through innovation, perseverance and hard work we are responding to the rapidly evolving marketplace while maintaining strong reliability and building value for customers and shareholders.”

SEGMENT REPORTING OF 2015 FOURTH QUARTER AND YEAR-END EARNINGS
PNM - a vertically integrated electric utility in New Mexico with distribution, transmission and generation assets.
PNM (In millions, except EPS)

	Q4 2015	Q4 2014	YE 2015	YE 2014
GAAP net earnings	$(96.4)	$13.8	$(15.8)	$86.8
GAAP diluted EPS	$(1.21)	$0.17	$(0.20)	$1.08
Ongoing net earnings	$10.5	$12.4	$94.7	$88.0
Ongoing diluted EPS	$0.13	$0.16	$1.18	$1.10

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•
In the fourth quarter, PNM’s ongoing earnings benefitted primarily from AFUDC, the half-priced Palo Verde Unit 1 leases, more favorable weather and gains from the Palo Verde Nuclear Decommissioning Trust. These were more than offset by O&M increases, plant outage costs, costs of exploring alternative San Juan Generating Station (San Juan) fuel supply contracts and higher interest expense from the issuance of new long-term debt.

•
Additionally, the New Mexico Public Regulation Commission’s December approval of an agreement to retire San Juan Units 2 and 3 resulted in a $102.6 million after-tax write-down for the expected unrecovered investment in these units and certain other items related to San Juan, which are included in PNM’s GAAP earnings.

TNMP - an electric transmission and distribution utility in Texas.

TNMP (In millions, except EPS)

	Q4 2015	Q4 2014	YE 2015	YE 2014
GAAP net earnings	$8.7	$9.1	$42.0	$37.8
GAAP diluted EPS	$0.11	$0.11	$0.52	$0.47
Ongoing net earnings	$8.7	$9.1	$41.9	$37.8
Ongoing diluted EPS	$0.11	$0.11	$0.52	$0.47

•
In the fourth quarter, TNMP’s ongoing earnings benefitted from transmission rate relief, increased load, offset by milder weather and higher depreciation and property tax expenses resulting from additional capital investments.

Corporate and Other - a segment that reflects costs at the PNM Resources holding company, mainly comprised of interest expense related to debt.

Corporate and Other (In millions, except EPS)

	Q4 2015	Q4 2014	YE 2015	YE 2014
GAAP net earnings (loss)	$(3.8)	$(3.9)	$(10.6)	$(8.4)
GAAP diluted EPS	$(0.05)	$(0.05)	$(0.12)	$(0.10)
Ongoing net earnings (loss)	$(0.5)	$(2.1)	$(5.1)	$(6.2)
Ongoing diluted EPS	$(0.01)	$(0.03)	$(0.06)	$(0.08)

•	Corporate and Other benefitted from a net improvement in interest expense related to the repayment of long-term debt in May 2015.
Financial materials are available at http://www.pnmresources.com/investors/results.cfm.
FOURTH QUARTER CONFERENCE CALL: 11 AM EASTERN TODAY
PNM Resources will discuss fourth quarter and year-end earnings results during a live conference call and webcast today at 11 a.m. Eastern. Speaking on the call will be Pat Vincent-Collawn, PNM Resources chairman, president and CEO, and Chuck Eldred, PNM Resources executive vice president and CFO.

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A live webcast of the call will be archived at http://www.pnmresources.com/investors/events.cfm.
Listeners are encouraged to visit the website at least 30 minutes before the event to register, download and install any necessary audio software.

Investors and analysts can participate in the live conference call by pre-registering using the following link to receive a special dial-in number and PIN: http://dpregister.com/10078145. Telephone participants who are unable to pre-register may participate in the live conference call by dialing (877) 276-8648 or (412) 317-5474 fifteen minutes prior to the event and referencing “the PNM Resources fourth quarter conference call.”

Supporting material for PNM Resources’ earnings announcements can be viewed and downloaded at http://www.pnmresources.com/investors/results.cfm.

Background:
PNM Resources (NYSE: PNM) is an energy holding company based in Albuquerque, N.M., with 2015 consolidated operating revenues of $1.4 billion. Through its regulated utilities, PNM and TNMP, PNM Resources has approximately 2,787 megawatts of generation capacity and provides electricity to more than 760,000 homes and businesses in New Mexico and Texas. For more information, visit the company's website at www.PNMResources.com.

CONTACTS:
Analysts                        Media
Jimmie Blotter                        Pahl Shipley
(505) 241-2227                    (505) 241-2782

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this news release that relate to future events or PNM Resources’ (“PNMR”), Public Service Company of New Mexico’s (“PNM”), or Texas-New Mexico Power Company’s (“TNMP”) (collectively, the “Company”) expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. PNMR, PNM, and TNMP assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, PNMR, PNM, and TNMP caution readers not to place undue reliance on these statements. PNMR's, PNM's, and TNMP's business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond their control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see the Company’s Form 10-K and Form 10-Q filings with the Securities and Exchange Commission, which factors are specifically incorporated by reference herein.

Non-GAAP Financial Measures
The Company uses ongoing earnings and ongoing earnings per diluted share (or ongoing diluted earnings per share) to evaluate the operations of the Company and to establish goals for management and employees. While the Company believes these financial measures are appropriate and useful for investors, they are not measures presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”). The Company does not intend for these measures, or any piece of these measures, to represent any financial measure as defined by GAAP. Furthermore, the Company’s calculations of these measures as presented may or may not be comparable to similarly titled measures used by other companies. The Company uses ongoing earnings guidance to provide investors with management's expectations of ongoing financial performance over the period presented. While the Company believes ongoing earnings guidance is an appropriate measure, it is not a measure presented in accordance with GAAP. The Company does not intend for ongoing earnings guidance to represent an expectation of net earnings as defined by GAAP. Management is generally not able to estimate the impact of the reconciling items between ongoing earnings guidance and forecasted GAAP net earnings, nor their probable impact on GAAP net earnings; therefore, management is generally not able to provide a corresponding GAAP equivalent for earnings guidance.

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PNM Resources
Schedule 1
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other		Consolidated
	(in thousands)
Quarter Ended December 31, 2015
GAAP Net Earnings (Loss) Attributable to PNMR:	$(96,380)	$8,715	$(3,753)		$(91,418)
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges[1]	2,394	—	—		2,394
Net change in unrealized impairments of available-for-sale securities[2]	687	—	—		687
Regulatory disallowances and restructuring costs[3]	102,605	—	(1,905)		100,700
Federal and state tax credit, NOL, and charitable contribution impairments[9]	2,407	—	5,157		7,564
Building consolidation[4]	(181)	(52)	—		(233)
Settlement of regulatory proceeding[5]	(992)	—	—		(992)
Total Adjustments	106,920	(52)	3,252		110,120
Ongoing Earnings (Loss)	$10,540	$8,663	$(501)		$18,702

Year Ended December 31, 2015
GAAP Net Earnings (Loss) Attributable to PNMR:	$(15,762)	$41,963	$(10,561)		$15,640
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges[6]	3,155	—	—		3,155
Net change in unrealized impairments of available-for-sale securities[2]	2,641	—	—		2,641
New Mexico corporate income tax rate change[9]	(470)	—	(203)		(673)
Regulatory disallowances and restructuring costs[7]	103,666	—	(1,905)		101,761
Federal and state tax credit, NOL, and charitable contribution impairments[9]	3,297	—	6,643		9,940
Building consolidation[4]	(181)	(52)	—		(233)
Settlement of regulatory proceeding[5]	(992)	—	—		(992)
(Gain) loss related to previously disposed of activities[8]	(660)	—	905		245
Total Adjustments	110,456	(52)	5,440	—	115,844
Ongoing Earnings (Loss)	$94,694	$41,911	$(5,121)		$131,484

2015 income tax effects calculated using tax rates of 35.00% for TNMP and 39.19% for other segments.

The impacts of adjusting items are reflected on the GAAP Consolidated Statement of Earnings as follows:
[1]Pre-tax[9] impacts reflected as reductions of $3,971 thousand in "Electric Operating Revenues" and $34 thousand in "Cost of energy"
[2]Pre-tax[9] impact reflected in "Gains on available-for-sale securities"
[3]Pre-tax[9] impacts reflected as $165,727 thousand increase in "Regulatory disallowances and restructuring costs" and $3,133 thousand increase in "Other income"; also reflects impacts of additional income tax expense of $1,826 thousand[9] due to reversal of certain items of deferred income taxes

[4]Pre-tax[9] impact reflected in "Administrative and general"
[5]Pre-tax[9] impact reflected as $1,339 thousand reduction in "Cost of energy" and $292 thousand increase in "Interest income"
[6]Pre-tax[9] impacts reflected as reductions of $5,270 thousand in "Electric Operating Revenues" and $83 thousand in "Cost of energy"
[7]Pre-tax[9] impacts reflected as $167,471 thousand increase in "Regulatory disallowances and restructuring costs" and $3,133 thousand increase in "Other income"; also reflects impacts of additional income tax expense of $1,826 thousand[9] due to reversal of certain items of deferred income taxes

[8]Pre-tax[9] impacts reflected as $1,086 thousand increase in "Other income", $291 thousand increase in "Taxes other than income", $74 thousand increase in "Interest charges", and $1,122 thousand increase in "Other deductions"

[9]Tax impacts reflected in "Income Taxes"

PNM Resources
Schedule 2
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(in thousands)
Quarter Ended December 31, 2014
GAAP Net Earnings (Loss) Attributable to PNMR:	$13,822	$9,116	$(3,947)	$18,991
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges[1]	(3,899)	—	—	(3,899)
Net change in unrealized impairments of available-for-sale securities[2]	12	—	—	12
New Mexico corporate income tax rate change[3]	(312)	—	—	(312)
Regulatory disallowance[4]	643	—	—	643
State tax credit and NOL impairment[3]	2,145	—	1,877	4,022
Total Adjustments	(1,411)	—	1,877	466
Ongoing Earnings (Loss)	$12,411	$9,116	$(2,070)	$19,457

Year Ended December 31, 2014
GAAP Net Earnings (Loss) Attributable to PNMR:	$86,798	$37,807	$(8,351)	$116,254
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges[5]	(3,940)	—	—	(3,940)
Net change in unrealized impairments of available-for-sale securities[2]	529	—	—	529
New Mexico corporate income tax rate change[3]	(312)	—	241	(71)
Process improvement initiatives[6]	1,115	34	—	1,149
San Juan Coal Company audit arbitration[7]	1,015	—	—	1,015
Regulatory disallowance[4]	643	—	—	643
State tax credit and NOL impairment[3]	2,145	—	1,877	4,022
Total Adjustments	1,195	34	2,118	3,347
Ongoing Earnings (Loss)	$87,993	$37,841	$(6,233)	$119,601

2014 income tax effects calculated using tax rates of 35.00% for TNMP and 39.42% for other segments.

The impacts of adjusting items are reflected on the GAAP Consolidated Statement of Earnings as follows:
[1]Pre-tax[8] impacts reflected as $6,134 thousand increase in "Electric Operating Revenues" and $302 thousand reduction in "Cost of energy"
[2]Pre-tax[8] impact reflected in "Gains on available-for-sale securities"
[3]Impact reflected in "Income Taxes"
[4]Pre-tax[8] impact reflected in "Regulatory disallowances"
[5]Pre-tax[8] impacts reflected as $5,996 thousand increase in "Electric Operating Revenues" and $507 thousand reduction in "Cost of energy"
[6]Pre-tax[8] impact reflected in "Administrative and general"
[7]Pre-tax[8] impact reflected in "Cost of energy"
[8]Tax impacts reflected in "Income Taxes"

PNM Resources
Schedule 3
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(per diluted share)
Quarter Ended December 31, 2015
GAAP Net Earnings (Loss) Attributable to PNMR:	$(1.21)	$0.11	$(0.05)	$(1.15)
Adjusting items
Mark-to-market impact of economic hedges	0.03	—	—	0.03
Net change in unrealized impairments of available-for-sale securities	0.01	—	—	0.01
Regulatory disallowances and restructuring costs	1.29	—	(0.03)	1.26
Federal and state tax credit, NOL, and charitable contribution impairments	0.02	—	0.07	0.09
Building consolidation	—	—	—	—
Settlement of regulatory proceeding	(0.01)	—	—	(0.01)
Total Adjustments	1.34	—	0.04	1.38
Ongoing Earnings (Loss)	$0.13	$0.11	$(0.01)	$0.23
Average Basic and Diluted Shares Outstanding: 79,758,944

Year Ended December 31, 2015
GAAP Net Earnings (Loss) Attributable to PNMR:	$(0.20)	$0.52	$(0.12)	$0.20
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges	0.04	—	—	0.04
Net change in unrealized impairments of available-for-sale securities	0.03	—	—	0.03
New Mexico corporate income tax rate change	—	—	—	—
Regulatory disallowances and restructuring costs	1.29	—	(0.03)	1.26
Federal and state tax credit, NOL, and charitable contribution impairments	0.04	—	0.08	0.12
Building consolidation	—	—	—	—
Settlement of regulatory proceeding	(0.01)	—	—	(0.01)
(Gain) loss related to previously disposed of activities	(0.01)	—	0.01	—
Total Adjustments	1.38	—	0.06	1.44
Ongoing Earnings (Loss)	$1.18	$0.52	$(0.06)	$1.64
Average Diluted Shares Outstanding: 80,139,052

PNM Resources
Schedule 4
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(per diluted share)
Quarter Ended December 31, 2014
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.17	$0.11	$(0.05)	$0.24
Adjusting items
Mark-to-market impact of economic hedges	(0.05)	—	—	(0.05)
Net change in unrealized impairments of available-for-sale securities	—	—	—	—
New Mexico corporate income tax rate change	—	—	—	—
Regulatory disallowance	0.01	—	—	0.01
State tax credit and NOL impairment	0.03	—	0.02	0.05
Total Adjustments	(0.01)	—	0.02	0.01
Ongoing Earnings (Loss)	$0.16	$0.11	$(0.03)	$0.24
Average Diluted Shares Outstanding: 80,280,319

Year Ended December 31, 2014
GAAP Net Earnings (Loss) Attributable to PNMR:	$1.08	$0.47	$(0.10)	$1.45
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges	(0.05)	—	—	(0.05)
Net change in unrealized impairments of available-for-sale securities	0.01	—	—	0.01
New Mexico corporate income tax rate change	—	—	—	—
Process improvement initiatives	0.01	—	—	0.01
San Juan Coal Company audit arbitration	0.01	—	—	0.01
Regulatory disallowance	0.01	—	—	0.01
State tax credit and NOL impairment	0.03	—	0.02	0.05
Total Adjustments	0.02	—	0.02	0.04
Ongoing Earnings (Loss)	$1.10	$0.47	$(0.08)	$1.49
Average Diluted Shares Outstanding: 80,279,445

Tables may not appear visually accurate due to rounding.

PNM Resources
Schedule 5
Consolidated Statements of Earnings
(Preliminary and Unaudited)

	Year Ended December 31,
	2015	2014	2013
	(In thousands, except per share amounts)
Electric Operating Revenues	$1,439,082	$1,435,853	$1,387,923
Operating Expenses:
Cost of energy	464,649	471,556	432,316
Administrative and general	179,100	171,111	179,210
Energy production costs	176,752	185,638	175,819
Regulatory disallowances and restructuring costs	167,471	1,062	12,235
Depreciation and amortization	185,919	172,634	166,881
Transmission and distribution costs	69,157	66,571	70,124
Taxes other than income taxes	71,684	67,584	64,496
Total operating expenses	1,314,732	1,136,156	1,101,081
Operating income	124,350	299,697	286,842
Other Income and Deductions:
Interest income	6,498	8,483	10,043
Gains on available-for-sale securities	16,060	10,527	10,612
Other income	26,833	12,048	10,572
Other (deductions)	(12,728)	(10,481)	(21,552)
Net other income and deductions	36,663	20,577	9,675
Interest Charges	114,860	119,627	121,448
Earnings before Income Taxes	46,153	200,647	175,069
Income Taxes	15,075	69,738	59,513
Net Earnings	31,078	130,909	115,556
(Earnings) Attributable to Valencia Non-controlling Interest	(14,910)	(14,127)	(14,521)
Preferred Stock Dividend Requirements of Subsidiary	(528)	(528)	(528)
Net Earnings Attributable to PNMR	$15,640	$116,254	$100,507
Net Earnings Attributable to PNMR per Common Share:
Basic	$0.20	$1.46	$1.26
Diluted	$0.20	$1.45	$1.25